Exhibit 10.7

AGREEMENT

This Agreement (this “Agreement”) is dated as of September 18, 2013, by and among XHIBIT CORP., a Nevada corporation (“Xhibit”), SHC PARENT CORP., a Delaware corporation (“SHC”), and TNC GROUP, INC., an Arizona corporation (the “Stockholder Representative”).  Xhibit, SHC and the Stockholder Representative are each a "Party" and collectively the "Parties" to this Agreement.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Merger Agreement (as defined below).

WHEREAS, Xhibit, SHC, the Stockholder Representative and SMI Parent Corp. ("Merger Sub") are parties to that certain Agreement and Plan of Merger dated May 16, 2013 (the “Merger Agreement”), pursuant to which Merger Sub was merged with and into SHC; and

WHEREAS, the Merger Agreement provides that all representations and warranties made by Xhibit and the indemnity obligations with respect thereto (the “Xhibit Rep and Warranty Obligations”) and that all representations and warranties made by SHC and the indemnity obligations of the Stockholder Representative with respect thereto (the "SHC Rep and Warranty Obligations") each expire on the first anniversary of the Closing Date; and

WHEREAS, concurrently with the execution of this Agreement, an affiliate of the Stockholder Representative (the “Lender”) will loan the principal amount of Five Million Dollars ($5,000,000.00) to a subsidiary of Xhibit (the "Loan"); and

WHEREAS, to induce the Lender to make the Loan, Xhibit has agreed to certify to the Stockholder Representative that, as of the date the Loan is funded (the "Loan Funding Date"), Xhibit is not aware of any claims that may be asserted by Xhibit with respect to the SHC Rep and Warranty Obligations; and

WHEREAS, the Stockholder Representative has agreed to certify to Xhibit that, as of the Loan Funding Date, the Stockholder Representative is not aware of any claims that may be asserted by the Stockholder Representative with respect to the Xhibit Rep and Warranty Obligations.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and intending to be legally bound, the parties hereto agree as follows:

1. No Known Claims.  As of the Loan Funding Date, the Stockholder Representative certifies that it is not aware of any claims that may be asserted by it with respect to the Xhibit Rep and Warranty Obligations and Xhibit certifies that it is not aware of any claims that may be asserted by it with respect to the SHC Rep and Warranty Obligations.

2. Expenses.  Xhibit shall cause a portion of the Loan proceeds to be used to pay or reimburse the Stockholder Representative and its affiliates for all out-of-pocket costs and expenses and reasonable attorneys’ fees incurred from the effective date of the Merger Agreement through the date of this Agreement relating to the Merger Agreement, the Merger, the Escrow Agreement and all matters contemplated thereby.

3. Controlling Document.  In the event of a conflict or inconsistency between any term of this Agreement and any term of the Merger Agreement or the Escrow Agreement, the term of this Agreement shall control and prevail.

4. Third Party Beneficiaries.  The Parties acknowledge that each Stockholder is an intended third party beneficiary of this Agreement, and will have the right to enforce this Agreement independently from the Stockholder Representative.

5. Miscellaneous.  This Agreement: (a) may be amended only by a writing signed by each of the Parties; (b) may be executed in several counterparts, each of which is deemed an original but all of which constitute one and the same instrument; (c) may not be assigned, pledged or otherwise transferred, whether by operation of law or otherwise, without the prior consent of the other Parties; (d) contains the entire agreement of the parties with respect to the transactions contemplated hereby and supersedes all prior written and oral agreements, and all contemporaneous oral agreements, relating to such transactions; (e) is governed by, and will be construed and enforced in accordance with, the laws of the State of Arizona, without giving effect to any conflict of laws rules; and (f) is binding upon, and will inure to the benefit of, the Parties and their respective heirs, successors and permitted assigns.  The waiver by a Party of any breach or violation of any provision of this Agreement will not operate as, or be construed to be, a waiver of any subsequent breach or violation hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective duly authorized officers.

XHIBIT:

Xhibit Corp.,
  a Nevada corporation

By:  /s/ Scott Wiley
Name:  Scott Wiley
Title:  CFO

SHC:

SHC Parent Corp.,
  a Delaware corporation

By:  /s/ Scott Wiley
Name:  Scott Wiley
Title:  CFO

STOCKHOLDER REPRESENTATIVE:

TNC Group, Inc.,
  an Arizona corporation

By:  /s/ Tina Rhodes-Hall
Name:  Tina Rhodes-Hall
Title:  CFO